Exhibit 3.2

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Date and Time: June 18, 2007 03:42 PM Pacific Time

LOGO   BRITISH                     Ministry                Mailing Address:                    Location:
       COLUMBIA                    of Finance              PO Box 9431 Stn Prov Govt.          2nd Floor - 940 Blanshard St.
       The Best Place on Earth     BC Registry Services    Victoria BC V8W 9V3                 Victoria BC
                                                           www.corporateonline.gov.bc.ca       250 356-8626
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                               Notice of Articles
                            BUSINESS CORPORATIONS ACT


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This Notice of Articles was issued by the Registrar on: June 18, 2007 08:07 AM
Pacific Time

Incorporation Number                BC0260327

Recognition Date:  Incorporated on February 16, 1983
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                               NOTICE OF ARTICLES

Name of Company
CORRIENTE RESOURCES INC.

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REGISTERED OFFICE INFORMATION

Mailing Address                                      Delivery Address
520-800 W PENDER ST                                  520-800 W PENDER ST
VANCOUVER BC V6C 2V6                                 VANCOUVER BC V6C 2V6
CANADA                                               CANADA

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RECORDS OFFICE INFORMATION

Mailing Address                                      Delivery Address
520-800 W PENDER ST                                  520-800 W PENDER ST
VANCOUVER BC V6C 2V6                                 VANCOUVER BC V6C 2V6
CANADA                                               CANADA



                                                                    Page: 1 of 3
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DIRECTOR INFORMATION

Last Name, First Name, Middle Name
SHANNON, KENNETH ROBB

Mailing Address                                      Delivery Address
520-800 W PENDER ST                                  520-800 W PENDER ST
VANCOUVER BC V6C 2V6                                 VANCOUVER BC V6C 2V6
CANADA                                               CANADA

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Last Name, First Name, Middle Name
MCDONALD, G ROSS

Mailing Address                                      Delivery Address
520-800 W PENDER ST                                  520-800 W PENDER ST
VANCOUVER BC V6C 2V6                                 VANCOUVER BC V6C 2V6
CANADA                                               CANADA

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Last Name, First Name, Middle Name
HOLLER, ANTHONY F

Mailing Address                                      Delivery Address
520-800 W PENDER ST                                  520-800 W PENDER ST
VANCOUVER BC V6C 2V6                                 VANCOUVER BC V6C 2V6
CANADA                                               CANADA

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Last Name, First Name, Middle Name
HARRIS, LEONARD

Mailing Address                                      Delivery Address
520-800 W PENDER ST                                  520-800 W PENDER ST
VANCOUVER BC V6C 2V6                                 VANCOUVER BC V6C 2V6
CANADA                                               CANADA

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Last Name, First Name, Middle Name
CLARK, RICHARD P

Mailing Address                                      Delivery Address
520-800 W PENDER ST                                  520-800 W PENDER ST
VANCOUVER BC V6C 2V6                                 VANCOUVER BC V6C 2V6
CANADA                                               CANADA

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Last Name, First Name, Middle Name
UNRUH, DAVID GERHARD

Mailing Address                                       Delivery Address
520-800 W PENDER ST                                   520-800 W PENDER ST
VANCOUVER BC V6C 2V6                                  VANCOUVER BC V6C 2V6
CANADA                                                CANADA


                                                                    Page: 2 of 3
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RESOLUTION DATES
Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares

                                  June 7, 2007

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AUTHORIZED SHARE STRUCTURE

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       1.  No Maximum           NEW COMMON Shares      Without Par Value

                                                       Without Special Rights
                                                       or Restrictions attached
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       2.  No Maximum           CLASS A Shares         Without Par Value

                                                       Without Special Rights
                                                       or Restrictions attached
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                                                                    Page: 3 of 3